                                                                    EXHIBIT 10.3

                          INTERNET COMMERCE CORPORATION
                        RESTRICTED STOCK AWARD AGREEMENT


Name of Recipient:                     Number of Shares:
                  ------------------                    ------------------------

Award Date:                            Vesting Start Date:
           -------------------------                      ----------------------


         THIS AGREEMENT (the "Agreement") is made and entered into as of the Award Date noted above, by and between Internet Commerce Corporation (the "Company"), a Delaware corporation, and the individual noted above (the "Recipient").

                                   WITNESSETH:

         WHEREAS, the Company has adopted the Internet Commerce Corporation 2005 Stock Incentive Plan (the "Plan") for the purpose of securing and retaining the services of officers, directors, key employees, and consultants of the Company, and providing incentive to those who are primarily responsible for the operations of the Company to shape and carry out the long-range plans of the Company and aiding in its continued growth and financial success; and

         WHEREAS, the Plan achieves such goals by providing the opportunity to receive compensation which is based upon appreciation in the value of the shares of the common stock, [par value $.01] ("Common Stock"), of the Company;

         WHEREAS, the Compensation Committee of the Board of Directors of the Company (the "Committee") has authorized the grant to the Recipient of a restricted stock award for shares of the Common Stock under the Plan, and the Company and the Recipient wish to confirm herein the terms, conditions, and restrictions of the restricted stock award;

         NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein, and other good and valuable consideration, the parties hereto agree:

                                    SECTION 1
                                 AWARD OF SHARES


         1.1 Award of Shares. Subject to the terms, restrictions, limitations, and conditions stated herein and in the Plan, the Company hereby awards to the Recipient the number of shares of Common Stock set forth at the beginning of this Agreement in the box labeled "Number of Shares" (the "Award Shares") under the Plan.

         1.2 Vesting of Award Shares. Recipient shall become vested in the Award Shares (after such vesting, "Vested Shares") as follows based upon the Continuous Service (as defined below)



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of the Recipient from the Vesting Start Date (as specified at the beginning of this Agreement) to the date of determination:

                                VESTING SCHEDULE:
--------------------------------------------------------------------------------
CONTINUOUS SERVICE FROM VESTING START DATE:              PERCENTAGE VESTED:
-------------------------------------------              ------------------



For purposes of this Restricted Stock Award Agreement, "Continuous Service" means a period of continuous performance of services by the Recipient for the Company, a parent, or a subsidiary, as determined by the Committee in its sole and absolute discretion.

Notwithstanding the preceding provisions, the Committee may, in its sole discretion, accelerate the vesting of the Shares in whole or in part. The Award Shares that have become vested pursuant to the above provisions are herein referred to as the "Vested Award Shares" and all Award Shares that are not Vested Award Shares are sometimes herein referred to as the "Unvested Award Shares." RECIPIENT ACKNOWLEDGES AND AGREES THAT HE HAS BEEN FULLY ADVISED TO CONSULT WITH HIS OWN TAX CONSULTANTS REGARDING THE APPLICABILITY OF HIS MAKING A CODE SECTION 83(B) ELECTION WITH RESPECT TO THE AWARD SHARES.

         1.3 Additional Condition to Award Shares. If the Recipient has received this grant in respect of the Recipient's employment by the Company, in order to not forfeit the Award Shares, the Recipient must deliver to the Company, within the ten-day period (the "Withholding Period") commencing on the date of occurrence of an event pursuant to which some or all of the Award Shares become "substantially vested" within the meaning of Section 83 of the Code either a certified check payable to the Company in the amount of all withholding or other tax obligations (whether federal, state or local) imposed on the Company by reason of the vesting of the Award Shares, or the Withholding Election described in Section 1.4. Upon receipt of payment in full of all withholding tax obligations, the Company shall cause a certificate representing the Award Shares that are the Vested Award Shares to be issued and delivered to the Share Custodian pursuant to the instructions of the Recipient as provided in Section 1.5.

         1.4 Optional Withholding Election. In lieu of paying the withholding tax obligation in cash, as described in Section 1.3, the Recipient may elect to have the actual number of Vested Award Shares reduced by the smallest number of whole shares of Common Stock that, when multiplied by the fair market value of the Common Stock on the Vesting Date as determined by the Committee, is sufficient to satisfy the amount of the withholding tax obligations imposed on the Company by reason of the vesting of the Award Shares (the "Withholding Election"). The Recipient may make a Withholding Election only if all of the following conditions are met:

                  (a) the Withholding Election must be made on or prior to the end of the Withholding Period by executing and delivering to the Company a properly completed Notice of Withholding Election, in substantially the form of EXHIBIT A attached hereto;

                  (b) any Withholding Election made will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to any Withholding Election; and

                  (c) if the Recipient is required to file beneficial ownership reports pursuant to Subsection (a) of Section 16 of the Securities Exchange Act of 1934 (the "1934 Act"), at any time during a period in which some or all of the Award Shares vest, then either (A) the Withholding Election must be made in a manner which does not create liability of the Recipient under Section 16 of the 1934 Act or (B) the Company shall be entitled to withhold the smallest number of whole shares of Common Stock that, when multiplied by the fair market value of the Common Stock on the Vesting Date as determined by the Committee, is sufficient to satisfy such liability; and

                  (d) If the Recipient is an individual who is, on the relevant date, subject to the Company's Insider Trading Policy, then a Withholding Election may only be made to the extent that it does not violate the Company's Insider Trading Policy.

         1.5 Award Shares Held by the Share Custodian. The Recipient hereby authorizes and directs the Company to deliver any share certificate issued by the Company to evidence Award Shares to the Secretary of the Company or such other officer of the Company as may be designated by the Committee (the "Share Custodian") to be held by the Share Custodian until all of the Award Shares have become Vested Award Shares, at which time such certificate shall be promptly delivered to the Recipient. The Recipient hereby irrevocably appoints the Share Custodian, and any successor thereto, as the true and lawful attorney-in-fact of the Recipient with full power and authority to execute any stock transfer power or other instrument necessary to transfer the Award Shares to the Company pursuant to this Agreement, in the name, place, and stead of the Recipient. The term of such appointment shall commence on the Award Date and shall continue until all of the Award Shares have become Vested Award Shares. Notwithstanding the foregoing, upon request to the Share Custodian, the Recipient shall be entitled to the release from such custody arrangement and power of attorney of any Vested Award Shares for which the amounts required to be paid under Sections
1.3 and 1.4 hereof have been paid. In the event the number of shares of Common Stock is increased or reduced by changing par value, split-up, stock split, reverse stock split, reclassification, merger, reorganization, consolidation, or otherwise, and in the event of any distribution of Common Stock or other securities of the Company in respect of the Common Stock, the Recipient agrees that any certificate representing shares of Common Stock or other securities of the Company issued as a result of any of the foregoing with respect to any Award Shares held by the Share Custodian shall be delivered to the Share Custodian and shall be subject to all of the provisions of this Agreement as if initially purchased thereunder.

         1.6 Rights as Stockholder. During the period that the Share Custodian holds the shares of Common Stock, the Recipient shall be entitled to all rights applicable to shares of Common

Stock not so held; provided, however, that Recipient shall not be entitled to dividends on any Unvested Award Shares on the record date for such dividend.

                                    SECTION 2
                      RESTRICTIONS AND FORFEITURE OF SHARES


         2.1 Forfeiture of Unvested Award Shares. If the Recipient ceases to meet the requirement for Continuous Service for any reason, as determined by the Committee in its sole and absolute discretion, all Unvested Award Shares shall be forfeited to the Company, along with any and all rights or subsequent rights attached thereto, effective immediately.

         2.2 Restrictions on Transfer of Unvested Award Shares. Without the prior written consent of the Committee, the granting of which shall be within the sole and complete discretion of the Committee, no Unvested Award Share may be in any manner conveyed, pledged, assigned, transferred, hypothecated, encumbered, or otherwise disposed of by the Recipient, in whole or in part.

                                    SECTION 3
                               GENERAL PROVISIONS

         3.1 Change in Capitalization. If the number of outstanding shares of the Common Stock shall be increased or decreased by a change in par value, split-up, stock split, reverse stock split, reclassification, distribution of common stock dividend, or other similar capital adjustment, an appropriate adjustment shall be made by the Committee in the number and kind of Award Shares, such that the Recipient's proportionate interest shall be maintained as before the occurrence of the event; provided, however, that no fractional shares shall be issued in making such adjustment. All adjustments made by the Committee under this Section shall be final, binding, and conclusive.

         3.2 Legends. Each certificate representing any Unvested Award Shares shall be endorsed with the following legend and the Recipient shall not make any transfer of the Unvested Award Shares without first complying with the restrictions on transfer described in such legend:

                             TRANSFER IS RESTRICTED

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE PROVISIONS AND RESTRICTIONS ON TRANSFER SET FORTH IN A RESTRICTED STOCK AWARD AGREEMENT PURSUANT TO WHICH THESE SECURITIES WERE ISSUED, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY.

The Recipient agrees that the Company may also endorse any other legends required by applicable federal or state securities laws. The Company need not register a transfer of the Award Shares, and may also instruct its transfer agent, if any, not to register the transfer of the Award Shares unless the conditions specified in the foregoing legends are satisfied.

         3.3 Governing Laws. This Agreement shall be construed, administered and enforced according to the laws of the State of Delaware.

         3.4 Successors. This Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

         3.5 Notice. Except as otherwise specified herein, all notices and other communications under this Agreement shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

         3.6 Severability. In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

         3.7 Entire Agreement. Subject to the terms and conditions of the Plan, this Agreement expresses the entire understanding and agreement of the parties with respect to the subject matter. Capitalized terms used in this Agreement without definition shall have the meanings given to them in the Plan. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

         3.8 Violation. Any transfer, pledge, sale, assignment, or hypothecation of the Award Shares or any portion thereof in contravention of this Agreement shall be a violation of the terms of this Agreement and shall be null, void and without effect ab initio.

         3.9 Headings. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.

         3.10 Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

         3.11 No Employment or Service Rights Created. Neither the establishment of the Plan nor the award of Award Shares hereunder shall be construed as giving the Recipient the right to continued employment or service in any capacity with the Company.

         IN WITNESS WHEREOF, the parties have executed and sealed this Agreement to be effective as of the Award Date noted above.

INTERNET COMMERCE CORPORATION                RECIPIENT:


By:
    ---------------------------------        -----------------------------------

Title:
      -------------------------------

ATTEST:


By:
    ---------------------------------

Title:
      -------------------------------

                                    EXHIBIT A

                          INTERNET COMMERCE CORPORATION
                        RESTRICTED STOCK AWARD AGREEMENT


                         Notice of Withholding Election

TO:          Internet Commerce Corporation

FROM:
             --------------------------------------------

RE:          Withholding Election


         This election relates to the Restricted Stock Award identified in Paragraph 3 below and is made pursuant to Section 1.4 thereof. I hereby certify that:

         (1) My correct name and social security number and my current address are set forth at the end of this document.

         (2)      I am (check one, whichever is applicable).

                  [ ]      the original recipient of the Restricted Stock Award.

                  [ ] the legal representative of the estate of the original recipient of the Restricted Stock Award.

                  [ ] a legatee of the original recipient of the Restricted Stock Award.

                  [ ] the legal guardian of the original recipient of the Restricted Stock Award.

         (3) The Restricted Stock Award pursuant to which this election is made is dated and was issued under the Internet Commerce Corporation 2005 Stock Incentive Plan (the "Plan") in the name of ____________________ for ____________ shares of Common
                  Stock. This election relates to _________________ shares of Common Stock issuable upon vesting of the Award Shares, provided that the numbers set forth above shall be deemed changed as appropriate to reflect stock splits and other adjustments contemplated by the applicable Plan provisions.

         (4) In connection with any future vesting of the Restricted Stock Award with respect to the Award Shares, I hereby elect to have certain of the shares issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise. The shares to be withheld shall have, as of the Tax Date applicable to the exercise, a fair market value equal to the minimum statutory tax withholding requirement under federal, state, and local law in connection with the exercise.

         (5) This Withholding Election is made prior to the Tax Date and is otherwise properly made pursuant to Section 1.4 of the Plan.

         (6) I understand that this Withholding Election may not be revised, amended or revoked by me but is subject to the disapproval of the Committee.

         (7) I further understand that, if this Withholding Election is not disapproved by the Committee, the Company shall withhold from the Vested Award Shares a number of shares of Common Stock having the value specified in Paragraph 4 above.

         (8) The Plan has been made available to me by the Company, I have read and understand the Plan and I have no reason to believe that any of the conditions therein to the making of this Withholding Election have not been met. Capitalized terms used in this Notice of Withholding Election without definition shall have the meanings given to them in the Plan.


Dated:
      ------------------------------         -----------------------------------
                                             Signature

Taxpayer Identification (Social Security)
Number:


------------------------------------         -----------------------------------
                                             Printed Name:
Address:

------------------------------------


-----------------------------------



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